DFA INVESTMENT DIMENSIONS GROUP INC.
U.S. Sustainability Core 1 Portfolio	Emerging Markets Sustainability Core 1 Portfolio
U.S. Sustainability Targeted Value Portfolio	DFA Global Sustainability Fixed Income Portfolio
International Sustainability Core 1 Portfolio

DIMENSIONAL ETF TRUST
Dimensional US Sustainability Core 1 ETF	Dimensional Emerging Markets Sustainability Core 1 ETF
Dimensional International Sustainability Core 1 ETF	Dimensional Global Sustainability Fixed Income ETF

SUPPLEMENT TO THE STATEMENTS OF ADDITIONAL INFORMATION OF EACH OF THE PORTFOLIOS LISTED ABOVE

Each Statement of Additional Information (“SAI”) dated February 28, 2023, of the portfolios listed above, each a series of DFA Investment Dimensions Group Inc. or Dimensional ETF Trust, is amended to replace the last paragraph on page A-1 of the “Proxy Voting Guidelines” with the following:

Additionally, for portfolios and accounts that consider sustainability issues in their design or have made an affirmative election or provided instruction that Dimensional should prioritize such issues as part of voting, Dimensional may vote against directors, committee members, or the full board of portfolio companies in sectors with high greenhouse emissions which have not disclosed targets to reduce their greenhouse gas emissions.

The date of this Supplement is May 17, 2023